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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2004

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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               Delaware               333-111379             06-1442101
(State or Other Jurisdiction       (Commission File      (I.R.S. Employer
----------------------------       ----------------      ----------------
of Incorporation)                  Number)                Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                  06830
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.
           -------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 10, 2004 in connection with the Registrant's issuance of a series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FFH3, Asset-Backed Certificates, Series 2004-FFH3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Saxon Mortgage Services, Inc. as servicer and Wells Fargo Bank , N.A. as trustee. The Certificates designated as the Series 2004-FFH3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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Item 9.01. Financial Statements and Exhibits
           ---------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
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                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                   DESCRIPTION
-----------       -----------                   -----------
     1                 99             Computational Materials (as defined in
                                      Item 8.01) that have been provided by
                                      Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin
                                      Mortgage Loan Trust 2004-FFH3,
                                      Asset-Backed Certificates, Series
                                      2004-FFH3 (filed in paper pursuant to the automatic SEC exemption pursuant to
                                      Release 33-7427, August 7, 1997).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 16, 2004

                                          FINANCIAL ASSET SECURITIES CORP.


                                          By:  /s/ Frank Skibo
                                             ----------------------------
                                          Name:    Frank Skibo
                                          Title:   Senior Vice President




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                                Index to Exhibits
                                -----------------



                       Item 601(a) of
                       Regulation S-K                            Sequentially
Exhibit Number          Exhibit No.           Description        Numbered Page
--------------          -----------           -----------        -------------
       1                     99             Computational       Filed Manually
                                            Materials





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